SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 9, 2002               By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      June 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     154,000,000.00    136,054,184.46     3,902,216.51     244,444.02    4,146,660.53    0.00       0.00      132,151,967.95
A_2     200,500,000.00    164,833,663.33     7,773,187.21     287,176.87    8,060,364.08    0.00       0.00      157,060,476.12
A_R             100.00              0.00             0.00           0.00            0.00    0.00       0.00                0.00
M_1      50,000,000.00     50,000,000.00             0.00     126,000.00      126,000.00    0.00       0.00       50,000,000.00
M_2      33,750,000.00     33,750,000.00             0.00     100,800.00      100,800.00    0.00       0.00       33,750,000.00
B        26,750,000.00     26,750,000.00             0.00     111,101.67      111,101.67    0.00       0.00       26,750,000.00
P               100.00            100.00             0.00     117,788.82      117,788.82    0.00       0.00              100.00
TOTALS  465,000,200.00    411,387,947.79    11,675,403.72     987,311.38   12,662,715.10    0.00       0.00      399,712,544.07

A_IO    195,300,000.00    132,900,000.00             0.00     775,250.00      775,250.00    0.00       0.00      123,000,000.00
X_1               0.00              0.00             0.00   1,225,064.70    1,225,064.70    0.00       0.00                0.00
X_2               0.00              0.00             0.00           0.00            0.00    0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VNK4    883.46873026    25.33906825       1.58729883        26.92636708          858.12966201    A_1      2.310000 %
A_2    22540VNL2    822.11303406    38.76901352       1.43230359        40.20131711          783.34402055    A_2      2.240000 %
A_R    22540VNN8      0.00000000     0.00000000       0.00000000         0.00000000            0.00000000    A_R      9.040600 %
M_1    22540VNP3  1,000.00000000     0.00000000       2.52000000         2.52000000        1,000.00000000    M_1      3.240000 %
M_2    22540VNQ1  1,000.00000000     0.00000000       2.98666667         2.98666667        1,000.00000000    M_2      3.840000 %
B      22540VNR9  1,000.00000000     0.00000000       4.15333346         4.15333346        1,000.00000000    B        5.340000 %
P      22540VNS7  1,000.00000000     0.00000000 ################   ################        1,000.00000000    P       10.471957 %
TOTALS              884.70488355    25.10838430       2.12324937        27.23163366          859.59649925

A_IO   22540VNM0    680.49155146     0.00000000       3.96953405         3.96953405          629.80030722    A_IO     7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com


                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                                June 25, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                               126,288.93
                 Group 2 Scheduled Principal                                               159,782.31

                 Principal Prepayments
                 Group 1 Principal Prepayments                                           3,055,915.17
                 Group 2 Principal Prepayments                                           6,593,798.49

                 Curtailments
                 Group 1 Curtailments                                                      155,006.44
                 Group 2 Curtailments                                                      317,743.43

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                               695.87
                 Group 2 Curtailment Adjustments                                               434.23

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                                 -24.97
                 Group 2 Principal Adjustments                                                -717.17

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                                  0.00

                 Gross Interest
                 Group 1 Gross Interest                                                  1,976,476.44
                 Group 2  Gross Interest                                                 2,431,220.99

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                  185,990,477.44
                 Group 2 Beginning Collateral Balance                                  234,316,107.39

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                     182,253,130.62
                 Group 2 Ending Collateral Balance                                     226,759,417.45

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                   77,496.03
                 Additional Servicing Fee - Prepayment Period                                  249.30
                 Group2 Servicing Fee - Collection Period                                   97,631.71
                 Additional Servicing Fee - Prepayment Period                                  178.65

Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                                40,364.53
                 Group2 Prepayment Penalties                                                77,423.42


                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            June 25, 2002

Sec. 4.06(viii) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Excluding Bankruptcies and Forecolsures)

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          44             1,367,881.08            0.75 %
                2 Month          17               533,699.90            0.29 %
                3 Month          46             1,705,327.85            0.94 %
                Total           107             3,606,908.83            1.98 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          47             2,883,519.64            1.27 %
                2 Month          36             2,051,140.42            0.90 %
                3 Month          57             3,976,639.02            1.75 %
                Total           140             8,911,299.08            3.92 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          91              4,251,400.72           1.04 %
                2 Month          53              2,584,840.32           0.63 %
                3 Month         103              5,681,966.87           1.39 %
                Total           247             12,518,207.91           3.06 %

                Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy (Including Current)

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                42              1,241,266.75            0.68 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                27              1,468,814.79            0.65 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                69              2,710,081.54            0.66 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0                   0.00                0.00 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                1               27,921.75               0.01 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                1               27,921.75               0.01 %


Sec. 4.06(a(x)  REO Loans - Loan Level


Sec. 4.06(xi)   Number and Aggregate Principal Amounts of REO Loans


                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                                    -8-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            June 25, 2002

Sec. 4.06(xii)  Realized Losses
                Realized Losses - Group I                                                         399,465.38
                Realized Losses - Group II                                                        485,648.65

Sec. 4.06(xii)  Cumulative Realized Losses
                Cumulative Realized Losses - Group I                                              399,465.38
                Cumulative Realized Losses - Group II                                           1,474,989.04

Sec. 4.06(xiii) Rolling Three Month Delinquency Rate                                              2.416048 %

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account                                                0.00
                Capitalized Interest Requirement                                                        0.00

Sec. 4.06(xv)   Amount of Insured Payment                                                               0.00

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    29,425.40
                (2)                                                                                32,755.52
                (3)                                                                                18,752.68
                (4)                                                                                17,387.86
                (5)                                                                                 2,931.25
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    83,649.50
                (2)                                                                                76,991.82
                (3)                                                                                75,376.21
                (4)                                                                                54,241.01
                (5)                                                                                33,751.50
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

                Prepayment Interest Shortfall Allocated to Class A-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class A-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class B                                      0.00
                Prepayment Interest Shortfall Allocated to Class A-IO                                   0.00
                Prepayment Interest Shortfall Allocated to Class M-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class R                                      0.00
                Prepayment Interest Shortfall Allocated to Class M-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class P                                      0.00
                Total Prepayment Interest Shortfall Allocated                                           0.00


Sec. 4.06(v)    Fees - Group 1
                Servicing Fee                                                                      77,496.03
                Trustee Fee                                                                           852.46
                Loss Mitigation Fee                                                                 2,712.36

                Fees - Group 2
                Servicing Fee                                                                      97,631.71
                Trustee Fee                                                                         1,073.95
                Loss Mitigation Fee                                                                 3,417.11

                Certificate Insurer Premium                                                        15,109.75


                                    -9-

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
